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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 4, 2004



                                BRIGHTPOINT, INC.
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             (Exact name of Registrant as specified in its charter)


           INDIANA                     0-23494                   35-1778566
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



501 Airtech Parkway, Plainfield, Indiana                       46168
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (317) 707-2355
                                                    --------------


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(Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure

     On June 4, 2004, Brightpoint, Inc. (the "Company") issued a press release announcing that its Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to $ 20 million of the Company's common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.

            (a) - (b) Not Applicable

            (c)  Exhibits.

          99.1   Press Release of Brightpoint, Inc dated June 4, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BRIGHTPOINT, INC.
                                     (Registrant)


                                      By: /s/ Steven E. Fivel
                                          --------------------------------
                                          Steven E. Fivel
                                          Executive Vice President and
                                          General Counsel


Date:  June 4, 2004



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